EXHIBIT 10.2

AMENDMENT NO. 1

TO THE

UNIT PURCHASE AGREEMENT

This AMENDMENT NO. 1 (the “Amendment”) to the Seller Disclosure Schedules to that certain Unit Purchase Agreement dated as of August 3, 2017, by and among (a) Yelp Inc. a Delaware corporation (“Seller”), (b) Eat24, LLC, a Delaware limited liability company (“Company”), (c) GrubHub Inc., a Delaware corporation (“Parent”), and (d) GrubHub Holdings Inc., a Delaware corporation (“Purchaser”), is entered into on October 10, 2017. The Company, Seller, Parent and Purchaser are sometimes individually referred to herein as a “Party” and collectively as the “Parties”.

W I T N E S S E T H:

WHEREAS, pursuant to the Unit Purchase Agreement, the Parties will enter into the transactions contemplated by the Unit Purchase Agreement, on the terms and subject to the conditions set forth therein;

WHEREAS, Section 5.04 of the Unit Purchase Agreement provides that the form of Asset Transfer Agreement shall not be amended without the prior written consent of Purchaser and Section 11.04 of the Unit Purchase Agreement provides that the Unit Purchase Agreement may be amended only by a written instrument signed by the Parties; and

WHEREAS, the Parties desire to amend the Seller Disclosure Schedules to the Unit Purchase Agreement and amend the form of schedules appended to the Asset Transfer Agreement as provided in this Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Defined Terms.  Capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed to them in the Unit Purchase Agreement.

2.Amendment to the Unit Purchase Agreement.  The Parties acknowledge and agree that the following Sections of the Seller Disclosure Schedules are hereby amended and replaced in their entirety effective as of the date hereof by the corresponding Sections of the Seller Disclosure Schedule attached hereto (collectively, the “Replacement Disclosure Schedules”):

•	Section 3.02 of the Seller Disclosure Schedules
•	Section 7.08(c) of the Seller Disclosure Schedules

K&E 27914008

3. Amendment to the Form of Schedules Appended to the Asset Transfer Agreement.  The Parties acknowledge and agree that the form of schedules appended to the Asset Transfer Agreement is hereby amended and replaced in its entirety effective as of the date hereof by the schedules attached hereto.

4.Amendment to the Form of Transition Services Agreement.  The Parties acknowledge and agree that the form of the Transition Services Agreement is hereby amended and replaced in its entirety effective as of the date hereof by the form of Transition Services Agreement attached hereto.

5.Effect of Amendment. Except as expressly set forth herein, this Amendment to the Seller Disclosure Schedules to the Unit Purchase Agreement, to the Form of Schedules Appended to the Asset Transfer Agreement and to the Form of the Transition Services Agreement shall not be deemed to amend, and shall not be deemed to waive any provision of, the Unit Purchase Agreement or the Seller Disclosure Schedules, and the Unit Purchase Agreement and the Seller Disclosure Schedules will remain in full force and effect. In the event of any inconsistency or conflict between the Unit Purchase Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

6.Entire Agreement.  This Amendment and the Unit Purchase Agreement, including the Exhibits, Schedules and other documents referred to therein which form a part thereof, contain the entire understanding of the parties hereto with respect to the subject matter contained herein and therein.  From and after the execution of a counterpart hereof by the parties hereto, any reference to the Unit Purchase Agreement shall be deemed to be a reference to the Unit Purchase Agreement as amended hereby.

7.Governing Law.  This Amendment and any disputes hereunder shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

8.Counterparts.  This Amendment may be executed in any number of counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.  Any signature page delivered by a facsimile machine shall be binding to the same extent as an original signature page with regard to any agreement subject to the terms hereof or any amendment thereto.

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[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed and delivered as of the date first above written.

PURCHASER:

GRUBHUB HOLDINGS INC.

By:	/s/ Adam DeWitt
Name:	Adam DeWitt
Title:	Chief Financial Officer

Amendment No. 1 to Unit Purchase Agreement

Signature Page

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed and delivered as of the date first above written.

PARENT:

GRUBHUB INC.

By:	/s/ Adam DeWitt
Name:	Adam DeWitt
Title:	Chief Financial Officer

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed and delivered as of the date first above written.

SELLER:

YELP INC.

By:	/s/ Charles Barker
Name:	Charles Barker
Title:	Chief Financial Officer

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed and delivered as of the date first above written.

EAT24, LLC

By:	/s/ Laurence Wilson
Name:	Lauren Wilson
Title:	Authorized Signatory